Exhibit 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, Albert F. Buzzetti and Michael Lesler hereby jointly certify as follows:

(a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Bridge View Bancorp (the "Company");

(b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and


(c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                 /s/  Albert F. Buzzetti
                                 ------------------------------
                                 Albert F. Buzzetti
                                 President and Chief Executive Officer

                                 Date:  August 13, 2002



                                 /s/  Michael Lesler
                                 ------------------------------
                                 Michael Lesler
                                 Senior Vice President and
                                 Chief Financial Officer

                                 Date:   August 13, 2002

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